GOLDMAN SACHS ETF TRUST

Goldman Sachs Access Investment Grade Corporate 1-5 Year Bond ETF

(the “Fund”)

Supplement dated December 16, 2024 to the

Summary Prospectus

dated December 29, 2023, as supplemented to date

Effective January 31, 2025, the Fund’s Summary Prospectus is revised as follows:

The following replaces the table and accompanying footnotes under “Fees and Expenses of the Fund”:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fees[1]	0.08%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.08%

[1]	The Fund’s “Management Fees” have been restated to reflect current fees.

The following replaces in its entirety the “Expense Example” section:

This Example is intended to help you compare the cost of owning Shares of the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$8	$26	$45	$103

The following replaces in its entirety the “Principal Investment Strategies” section:

The Fund seeks to achieve its investment objective by investing at least 80% of its assets (exclusive of collateral held from securities lending) in securities included in its underlying index.

The Index is a rules-based index that is designed to measure the performance of investment grade, corporate bonds denominated in U.S. dollars (“USD”) with remaining maturities between one and five years that meet certain liquidity criteria.

As of November 30, 2023, there were 2,340 constituents in the Index and the Index had a weighted average maturity of 2.89 years.

The Index is a custom index that is owned and calculated by FTSE Fixed Income LLC (“FTSE”), a trading name of the London Stock Exchange Group plc and its group undertakings (collectively, the “LSE Group” or the “Index Provider”). The Index is based on the FTSE US Broad Investment-Grade (USBIG®) Corporate Bond Index (the “Reference Index”) using concepts developed with Goldman Sachs Asset Management, L.P. (the “Investment Adviser” or “GSAM”).

Given the Fund’s investment objective of attempting to track the Index, the Fund does not follow traditional methods of active investment management, which may involve buying and selling securities based upon analysis of economic and market factors.

The Index Provider constructs the Index in accordance with a rules-based methodology that involves two steps.

Step 1

In the first step, the Index Provider defines a universe of potential Index constituents (the “Universe”) by applying specified criteria to the constituents of the Reference Index. The Reference Index includes investment grade corporate bonds that have a minimum of one year to maturity and are rated at least BBB- by S&P Global Ratings (“S&P”) or Baa3 by Moody’s Investors Service, Inc. (“Moody’s”). Only corporate bond constituents of the Reference Index that have a minimum of $250 million outstanding, remaining maturities between one and five years, and from issuers with at least two eligible bonds outstanding are included in the Universe.

Step 2

In the second step, the Index Provider applies a fundamental factor ranking to the Universe. Issuers are first grouped into three broad industry groups: financials, industrials and utilities. Within each industry group, issuers are measured by two fundamental factors, improvement over the past year in operating margin and leverage, subject to certain exceptions. The Index Provider ranks each issuer based on the two fundamental factors, equally weighted. The Index is constructed by reweighting the issuers within the lowest 10% composite rank so that their market capitalizations are reduced by half..

A maturity bucketing process is used to approximate the average effective duration of constituents of the Reference Index with remaining maturities between one and five years.

The Index is normally rebalanced (i) monthly on the last business day of each month, to account for changes in liquidity, rating or maturity, and (ii) quarterly, to account for updates to the constituents on the basis of the fundamental factors (as described above).

The Investment Adviser uses a representative sampling strategy to manage the Fund. “Representative sampling” is an indexing strategy in which the Fund invests in a representative sample of constituent securities that has a collective investment profile similar to that of the Index. The securities selected for investment by the Fund are expected to have, in the aggregate, investment characteristics, fundamental characteristics and liquidity measures similar to those of the Index. The Fund may or may not hold all of the securities in the Index.

The Fund may concentrate its investments (i.e., hold more than 25% of its total assets) in a particular industry or group of industries to the extent that the Index is concentrated. The degree to which components of the Index represent certain sectors or industries may change over time.

This Supplement should be retained with your Summary Prospectus for future reference.

GSIGTBDSTK 12-24